UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A
_____________________
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): January 4, 2024
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by loanDepot, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 8, 2024 (the “Original Report”), as amended by Amendment No. 1 thereto filed with the SEC on January 22, 2024 (the “Amendment No. 1”). Except as expressly set forth herein, this Amendment does not amend the Original Report or Amendment No. 1 in any way. This Amendment supplements, and should be read in conjunction with, the Original Report and Amendment No. 1.

Item 8.01. Other Events.

As disclosed in the Original Report, as further amended by Amendment No. 1, the Company identified a cybersecurity incident, which it has contained. Our engagement with law enforcement and regulators continues. Based on our investigation and findings, we will be notifying up to approximately 16.9 million individuals whose sensitive personal information was impacted by this cybersecurity incident as required by law, and, as previously disclosed, will offer those individuals credit monitoring and identity protection services at no cost to them.

In addition, based on the information available to date, the Company believes that the cybersecurity incident will have a material impact on its first quarter 2024 results but does not expect the incident to have a material impact on full year 2024 results. Specifically, among other things, the Company expects to record in the first quarter of 2024 approximately $12 to $17 million of expenses related to the cybersecurity incident, net of expected insurance recovery.

The Company has also been named as a defendant in several lawsuits related to this cybersecurity incident, which are seeking various remedies, including monetary and injunctive relief. While we cannot presently quantify the full scope of expenses and other related impacts associated with this cybersecurity incident, including costs associated with any related current or future litigation or regulatory inquiries or investigations, the Company currently does not expect that the cybersecurity incident will have a material impact on its overall financial condition or on its ongoing results of operations.

Forward-Looking Statements

This Amendment contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on the Company’s expectations and beliefs concerning future events impacting the Company, and, therefore, involve several risks and uncertainties. You can identify these statements by the use of words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “could” and “may” and similar expressions or the negative versions of these words or comparable words (however, the absence of these words or similar expressions does not mean that a statement is not forward-looking). All statements regarding the impact from the cybersecurity incident, including impact on the operations and financial condition of the Company, the scope of the investigation and the Company’s plans, objectives, projections and expectations relating to the Company’s operations or financial condition, and assumptions related thereto are forward-looking statements. Forward-looking statements are not guarantees and actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of the Company’s operations or financial condition to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the Company’s ongoing assessment of the impacts of the cybersecurity incident and its impact on the Company’s operations and financial condition; the Company’s ongoing assessment and investigation of the incident, including the Company’s potential discovery of additional information related to the incident in connection with its investigation or otherwise; the impact of the cybersecurity incident on the Company’s relationships with customers, employees and regulators; legal, reputational and financial risks resulting from the cybersecurity incident; the extent of available insurance coverage; any regulatory inquiries and/or litigation filed in connection with this incident and associated costs; the Company’s ability to service its customers following the issue and any change in customer behavior as a result of the issue; the scope of personal information that was accessed or obtained by the unauthorized third party and the negative consequences of the illegal or improper use of such information by the unauthorized third party, such as fines, penalties, or loss of reputation, competitiveness or customers; and that any future, or still undetected, cybersecurity related incident, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect our actual results of operations or financial condition; and other risks detailed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, including Forms 8-K filed or furnished with the SEC. The forward-looking statements in this document speak only as of the date of this Amendment. The Company does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law.

9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Gregory Smallwood
Name: Gregory Smallwood
Title: Chief Legal Officer and Corporate Secretary

Date: February 26, 2024